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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                DECEMBER 30, 1999
                Date of report (Date of earliest event reported)


                       BIG BUCK BREWERY & STEAKHOUSE, INC.
               (Exact Name of Registrant as Specified in Charter)




          MICHIGAN                     0-20845                 38-3196031
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)         Identification Number)




                           550 SOUTH WISCONSIN STREET
                             GAYLORD, MICHIGAN 49734
          (Address of Principal Executive Offices, including Zip Code)




                                 (517) 731-0401
              (Registrant's Telephone Number, including Area Code)



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ITEM 4        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 30, 1999, the board of directors engaged Plante & Moran, LLP ("PM") as the company's new independent accountant for the fiscal year ending January 2, 2000. During the two most recent fiscal years and through December 30, 1999, the company did not consult with PM on items which (1) involved the application of accounting principles to a specific completed or contemplated transaction, (2) involved the type of audit opinion that might be rendered on the company's financial statements, or (3) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304(a)(1)(iv)).

         On December 30, 1999, the board of directors dismissed Arthur Andersen LLP ("AA") as the company's independent accountant. The reports of AA on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit committee and the board of directors participated in and approved the decision to change independent accountants. In connection with its audits for the two most recent fiscal years and through December 30, 1999, there have been no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of AA would have caused AA to make reference thereto in its report on the financial statements for such years. During the two most recent fiscal years and through December 30, 1999, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)). AA has furnished the company with a letter addressed to the SEC stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this report.

ITEM 7        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)     Exhibits.

              16    Letter on Change in Certifying Accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 4, 2000.


                                   BIG BUCK BREWERY & STEAKHOUSE, INC.


                                   By: /s/ Anthony P. Dombrowski
                                      ----------------------------------------
                                           Anthony P. Dombrowski
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
16            Letter on Change in Certifying Accountant.

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